FIRST QUARTER 2014 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS
1
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent
SEC filings.  Such factors are incorporated herein by reference.

OUR FOOTPRINT AND FRANCHISE
•
Top 50, publicly traded,
U.S. bank holding
company
•
$24 billion in assets;
largest bank
headquartered in
Wisconsin
•
237 branches serving
approximately one
million customers
About Associated
ASBC
Deposits
²
($
in billions)
ASBC
Branches
²
WI $11.6 169
IL $4.2 45
MN $1.5 23
Total $17.3 237
1 FDIC market share data 6/30/13
2 As of 12/31/13 (Period End)
1861
1999
2006
1987
2011
2011
2012
>$1bn deposits
1
>$500mm deposits

ATTRACTIVE MIDWEST MARKETS

•
Population:
Over 60 mm people live in our footprint (~ 20% of USA)
¹.
–
Favorable Credit:
Six of the top seven cities with the best consumer
credit scores are in our footprint.²
•
GDP Metrics:
$3.0 trillion in 2013 (18.4% of US GDP).  3.3% growth from
2012 is consistent with the national average.³
–
Recent Growth:
Economic growth in the Midwest was higher for
December 2013 than the growth rate of the national economy.
4
–
Manufacturing Concentrated:
Top 3 states (Indiana, Wisconsin, and
Iowa) for concentration of manufacturing jobs and two other states in the top 10.
5
–
Manufacturing Growth:
Midwest Manufacturing output
6
has been
growing more than the national index over the last 2 years.
•
Favorable Outlook:
Chicago and Minneapolis districts reporting
manufacturing and construction growth along with optimism for 2014.
7
1
US Census Bureau 2012 ;
2
Experian State of Credit Survey 2013
³
US Department of Commerce;
4
December 2013 Midwest Economy Index;
5
March 2012 Brookings Paper ;
6
FRB Chicago Midwest Manufacturing Index, Oct 2013.Oct 2012, Oct 2011;
7
Summary of Commentary of Current
Economic Conditions by Federal Reserve Districts (“Beige Book”) – January 2014

ASSOCIATED AT ITS CORE

Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

2013 HIGHLIGHTS AND OUTLOOK

• Net income of $184 mm
• EPS of $1.10, up 10% from 2012
• Average loans of $15.7 bn, up 6%
compared to 2012
• Average deposits up $1.9 bn from
2012 to $17.4 bn
• 4Q13 FTEs down 7% from 4Q12
• T1CE
¹
ratio of 11.5%
• Common Dividends up 43% YOY
• Repurchased $120 mm of
common stock
2013 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth opportunities
• Defending NIM compression
in low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on
deploying capital to drive
long-term shareholder value
1 Definition of Tier 1 Common Equity (T1CE) is in appendix on page 30.

RESHAPING & REBUILDING THE LOAN
PORTFOLIO
1
6
1 Based on Average Annual Balances, $ in Billions
Installment
Home Equity
Residential
Mortgage &
HE 1   Liens
Construction
CRE
Investor
Commercial
& Business
Lending
$15.6
$13.2
$13.3
$14.7
$15.7
5%
6%
5%
3%
3%
9%
11%
12%
13%
12%
16%
20%
35%
8%
19%
21%
33%
4%
18%
29%
33%
4%
19%
30%
35%
7%
5%
19%
29%
37%
YTD 2009 YTD 2010 YTD 2011 YTD 2012 YTD 2013
st

YOY LOAN PORTFOLIO GROWTH
AVERAGE LOAN GROWTH OF $921 MILLION OR 6% FROM 2012

2013 YOY Average Net Loan Change
($ in millions)
+12%
% Change
+54%
(17%)
(15%)
+11%
+7%
+151%
Total
Commercial
& Business
Lending =
+13%
(+$671)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
($489)
($50)
$128
$289
$304
$355
$384

GROWING NET INTEREST INCOME WHILE
MARGIN COMPRESSES

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
$161
$158
$160 $161
$167
Net Interest Margin
3.70%
3.52%
3.47%
3.42%
3.50%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
0.51%
0.45%
0.41%
0.38%
0.35%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
3.32%
3.17%
3.16%
3.13%
3.23%
$160
$157
$159
$159
$163
$1
$0
$1
$1
$4
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Base Net Interest Income Large Interest Recoveries
-20 bps
-16 bps

COMMERCIAL & BUSINESS LENDING

C&BL Loans by Industry
($6.0 billion – Dec 2013)
• More than 280 colleagues serving businesses,
municipal governments, and entrepreneurs:
– Includes General Commercial and Specialized
Lending efforts
– Offers unsecured and customized commercial
finance lending solutions secured by accounts
receivable, inventory, machinery, and
equipment
– Capital Markets revenue of $13 million in 2013
• Approximately 50 Commercial Deposit and
Treasury Management colleagues
– Streamlined cash management solutions via
our Associated Connect platform for
businesses, municipalities, and correspondent
banks
• Associated Financial Group : 240 colleagues
supporting our insurance brokerage
– Leading benefits consultant in our markets
– Providing Risk Management, HR, and Benefits
solutions for over 40 years
– Revenue of $44 million in 2013
C&BL Loans by State
($6.0 billion – Dec 2013)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
Manufacturing
22%
Other
16%
Finance &
Insurance
8%
Wholesale
11%
Real Estate 7%
Power &
Utilities 9%
Retail Trade
5%
Oil & Gas
8%
Health Care
Assist.
5%
Profsnl,
Scientific, and
Tech Svs
Rental and
Leasing Svs
3%
Transport. and
Whsing
2%
Trade
and Soc.
4%
Wisconsin
37%
Illinois
18%
Minnesota
11%
In Footprint
6%
New York
6%
Texas
6%
North
Carolina
4%
Other
12%
-
1

COMMERCIAL REAL ESTATE LENDING

CRE Loans by Industry
($3.8 billion – Dec 2013)
• More than 90 CRE colleagues:
– Offices in Chicago, Cincinnati, Columbus,
Detroit, Green Bay, Madison, Milwaukee,
Minneapolis, and St. Louis
• Recognized as:
– #1 in US Syndicated CRE facilities under
$50MM transaction size
1
– #13 in US Syndicated CRE facilities Overall
1
1 Thomson Reuters LPC-January, 2014
2 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
CRE Loans by State
($3.8 billion – Dec 2013)
Current  CRE offices
Multi-Family
25%
Office /
Mixed Use
22%
Construction
23%
Retail
16%
Industrial
7%
Other
4%
Hotel / Motel
3%
Wisconsin
39%
Illinois
23%
Minnesota
12%
In
Footprint
2
18%
Other
8%

PRIVATE CLIENT & INSTITUTIONAL SERVICES

• Over 160 colleagues:
– Private banking, personal trust, and
portfolio management services for
individuals ($500k to $10 million in
investible assets)
– Corporate trust, asset management
and retirement plan services
– $19.5 billion of AUM and AUA
Assets Under Management ($ in billions)
Assets Under Administration ($ in billions)
$5.6
$6.5
$7.4
CAGR = 14%
CAGR = 21%
(Thought Papers)
$2.3 $2.7
$2.6
$3.3
$3.8
$4.8
Dec 2011 Dec 2012 Dec 2013
Fixed and Cash Equity
$8.0
$7.8
$12.1
Dec 2011 Dec 2012 Dec 2013

RETAIL BANKING

• Over 2,000 colleagues servicing individuals and
small business owners through five business units:
– Consumer Banking, Business Banking,
Residential Lending, Retail Payments, and
Retail Brokerage
• #1 mortgage originator in Wisconsin (in units)
• A leading SBA lender in our markets
• Official bank of the Green Bay Packers
Beloit, Wisconsin (2013)
Residential Mortgage Loans by State
($3.8 billion – Dec 2013)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 Approximately 40% is in first-lien position
Home Equity Loans
2
by State
($1.8 billion – Dec 2013)
Wisconsin
50%
Illinois
32%
Minnesota
12%
In-Footprint 1
3%
Other
3%
Wisconsin
67%
Illinois
19%
Minnesota
12%
Other
2%

UPDATING OUR MODEL

1
Named Top 10 Mobile Banking App in August 2013 (The Financial Brand)
Deposit
Automation
ATM
Deploying Lower Cost Branch Concepts
Deposit
Automation
ATM
Transaction
Express
Financial
Outlets
Enhancing Virtual Banking
Online &
Mobile
Banking
1
Remote
Deposit
Person-to-
Person
Delivering Via Digital Channels
Digital
Shopping
Digital Sales
Digital Service
Selling Person
to Person
Inbound Sales
Outbound
Sales
Service to
Sales
Financial
Outlet
Mobile Banking &
Remote Deposit
Strategic Channel Evolution
•
•
•
•
•
•
•
•
•
•
•
•

RATIONALIZING THE FOOTPRINT 14 * < 230 * Projection based on eight branches closing 1Q 2014. Consolidated or sold 25% of branches since 2007. 315 291 270 237 2Q 2007 2Q 2009 2Q 2011 4Q 2013 2Q 2014

CHANGING CUSTOMER PREFERENCES (PERCENTAGE OF TOTAL BANK DEPOSIT CUSTOMER BASE) 15 40% 43% 47% 49% 0% 5% 8% 14% 0% 10% 20% 30% 40% 50% 60% 2010 2011 2012 2013 Active On-line Mobile Banking

BRANCH EVOLUTION

• West Bend, Wisconsin
• Being built in 2014
• Lower construction costs,
higher visibility profile
• Express Branch (Madison)
• Demonstration Kiosk – “Hands On” experience
• Automated Teller Machine

PURSUING EFFICIENCY GAINS

Back Office Initiatives:
Implementing
technology solutions
in labor intensive
processes
Real Estate Initiatives:
Actions to optimize
our real estate
holdings and capacity
Distribution Model
Initiatives:
Optimize the ways
that we interact with
our customers
New commercial loan
system with end to
end processing
Outsourcing testing
and development
Right-sizing
mortgage processing
Consolidation of
corporate offices in
Green Bay and
Chicago
Consolidation of
certain operations in
Green Bay and
Stevens Point
Footprint
improvements
Channel
development and
optimization
Areas of Focus
•
•
•
•
Examples
Examples
Examples
•
•
•
•
•
•

EFFICIENCY THROUGH GROWING REVENUES
$ IN MILLIONS

Noninterest Income Trend
Net Interest Income Trend
Net Revenue Trend
$886
$939
$959
2011 2012 2013
$613
$626
$646
2011 2012 2013
$273
$313 $313
2011 2012 2013

EFFICIENCY THROUGH EXPENSE MANAGEMENT
$ IN MILLIONS

1 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
2 – Technology Spend = Data Processing and Equipment expenses
3 – FTE = Average Full Time Equivalent Employees – At each fourth quarter for 2011, 2012, & 2013
Other Non-Personnel
1
Spend Trend
Total Noninterest Expense Trend
Technology
2
Trend
Personnel Spend / FTE
3
Trend
$238
$233
$209
2011 2012 2013
$52
$67
$75
2011 2012 2013
$360
$381
$397
5,056
4,915
4,584
2011 2012 2013
Personnel Spend FTE
$651
$682 $681
2011 2012 2013

COMMITTED TO EFFICIENCY IMPROVEMENTS
$ IN MILLIONS

% % %
1 – Efficiency ratio = Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this and other non-GAAP items.
2 – Peer Average = based on ASBC’s peer group and sourced from SNL.
64.5%
Peer Average
2
Opportunity
$651
$682 $681
2011 2012 2013
$886
$939
$959
2011 2012 2013
70.2 70.0 69.6
2011 2012 2013
Efficiency Ratio
1
Trend
Net Revenue Trend
Total Noninterest Expense Trend

CAPITAL MANAGEMENT PRIORITIES

Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
2012
• Fund Loan Growth and other Capital Investments
•
Repurchased $60
mm of Common
Stock
•
Redeemed $205
mm in Trust
Preferred
•
Repurchased
$120 mm of
Common Stock
•
Retired $26 mm
in Sub-Debt
•
Increased
quarterly dividend
in Q4 2012
•
Paid $0.23/
common share
•
Increased
quarterly dividend
in Q4 2013
•
Paid $0.33/
common share
• Focused on Cost Take-out Driven Depository M&A
• Maintaining Discipline in Pricing of any Transaction
•
Repurchased $30
mm of Common
Stock in Q1 2014
•
Retiring $155 mm
in Senior Notes in
Q1 2014
•
Declared quarterly
common dividend
of $0.09/ share in
Q1 2014
2013
2014

CAPITAL DEPLOYMENT OPPORTUNITIES

Basel I ASBC
4Q = 11.5% 4Q   11.0%
8% - 9.5%
Basel III ASBC
Basel III
= 7%
+1 – 25%
Potential
Excess Capital
1.5 – 3%
~
~ Organic
Asset Growth
Non Organic Cash
Acquisition
Repurchase /
Special Dividend
Capacity
Capital
Deployment
Options
2
1
3
1
Regional and Community Banks
2
Systematically Important Financial Institutions
3
In July 2013, the Federal Reserve and the OCC published final rules (the “Basel III Capital Rules”) establishing a new comprehensive capital framework for U.S. banking organizations.  11.0% is 3Q estimate of Basel III capital ratio.

WHY ASSOCIATED

1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
Management Team Focused on Creating
Long-Term Shareholder Value
• Strong Capital Profile & Opportunities for
Capital Deployment
• Committed to Efficiency Ratio Improvement
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Improving Credit Quality
• Improving Earnings Profile
$115
$174
$184
6.7%
9.5%
9.8%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
$0
$30
$60
$90
$120
$150
$180
$210
$240
YTD 2011 YTD 2012 YTD 2013
Net Income Available to Common & ROT1CE
1
Reasons to Invest

PROMOTING THE ASSOCIATED BRAND 24

APPENDIX 25

IMPROVEMENT IN CREDIT QUALITY INDICATORS
($ IN MILLIONS)

$361
$344
$310
$277
$235
1.23%
1.12%
1.04%
0.98%
0.84%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Potential Problem Loans NPA / Assets
$253
$225
$217
$208
$185
1.64%
1.45%
1.38%
1.17%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Nonaccruals Nonaccruals / Loans
$21
$14
$14
$5 $5
0.55%
0.38% 0.35%
0.14%
0.14%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Net Charge Offs NCOs / Avg Loans
118%
127% 127%
131%
145%
1.93%
1.84% 1.76%
1.74% 1.69%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
ALLL/ Nonaccruals ALLL/ Total Loans
1.33%

Market Value Composition – December 31, 2013 Investment Portfolio – December 31, 2013
Type
Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies $1,001 $     1,002 0.30 0.63
MBS 2,949,588 2,936,426 2.61 3.84
CMOs 908,914 905,018 2.56 2.57
GNMA CMBS 673,554 647,477 2.10 5.13
Municipals 828,968 845,969 5.16 5.03
ABS 23,049 23,059 0.56 0.29
Corporates 60,693 61,466 1.72 1.11
Other 18 57 --- ---
TOTAL HTM &
AFS
$5,445,785 $5,420,474 2.90 3.91
INVESTMENT SECURITIES PORTFOLIO
27
Portfolio Ratings Composition – December 31, 2013
Type Mk Value
(000’s)
% of Total
0% RWA $716,096 13.2%
20% RWA 4,661,361 86.0%
50% RWA 21,932 0.4%
=>100% RWA 48,549 0.9%
Not subject to RW -27,465 -0.5%
TOTAL Market Value $5,420,474 100.0%
Risk Weighting Profile – December 31, 2013
Credit Rating
($ in thousands)
Mkt Value
(000’s)
% of Total
Govt & Agency $4,486,907 82.8%
AAA 70,862 1.3%
AA 645,922 11.9%
A 205,858 3.8%
BAA1, BAA2 & BAA3 628 0.0%
BA1 & Lower 2,204 0.0%
Non-rated 8,093 0.2%
TOTAL Market Value $5,420,474 100.0%

SEGMENT PROFITABILITY
YTD DECEMBER 2013

* Average Earning Assets
ASBC
Earning Assets* = $21.0 bln
Total Revenue = $958.6 mm
Net Income = $188.7 mm
ROT1CE: 9.8%
Consumer Banking Segment
Earning Assets* = $7.2
Total Revenue = $518.7 mm
Net Income = $45.5 mm
ROT1CE:  8.5%
Risk Management & Shared
Services Segment
Earning Assets* = $5.3 bn
Total Revenue = $27.2 mm
Net Income = $32.5 mm
ROT1CE:  4.8%
Commercial Banking
Segment
Earning Assets* = $8.4 bn
Total Revenue = $412.8 mm
Net Income = $110.7 mm
ROT1CE:  14.2%
bn

NONINTEREST INCOME AND EXPENSE
COMPOSITION
YTD DECEMBER 2013
29
($313 million) ($681 million)
Mortgage
Banking
16%
Svc Chg on
Deposits
22%
Card & Other
Non Deposit
16%
Trust Service
Fees
14%
Insurance
14%
Capital Market
4%
Brokerage &
5%
BOLI
4%
Other
5%
Personnel
58%
All other
16%
Occupancy
9%
Technology
7%
Equipment
4%
Legal &
Professional
3%
FDIC
3%
Annuity
Noninterest Income by Category Noninterest Expense by Category

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

YTD 2013 YTD 2012 YTD 2011
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 71.05 72.92% 73.33%
Taxable equivalent adjustment (1.46) (1.60) (1.72)
Asset gains (losses), net 0.40 (0.90) (0.95)
Other intangible amortization (0.42) (0.43) (0.51)
Efficiency ratio, fully taxable equivalent (1) 69.57% 69.99% 70.15%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Definition of Tier 1 Common Equity :
Tier 1 Common Equity (T1CE), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 Common Equity is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

OUR VISION

ASSOCIATED
will be the most
admired Midwestern financial
services company, distinguished by
sound, value-added financial
solutions with personal service for
our customers, built upon a strong
commitment to our colleagues and
the communities we serve, resulting
in exceptional value for our
shareholders.